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                                                                   EXHIBIT 10.19



                        CONTRACT FOR PURCHASE # 6-04/00


Moscow                                                           April 20, 2000

Limited Liability Company <<Publishing House INFRA-M>> represented by its Commercial Director Ilyukhin V.E. acting on the basis of the Power of Attorney, hereinafter referred to as the Seller and Close Joint-Stock company <<OXIRIS>> hereinafter referred to as the Buyer and represented by Dolgov V.A. acting on the basis of the Bylaws have signed the present Contract as follows:

                           1. SUBJECT OF THE CONTRACT

1.1. The Seller shall transfer and the Buyer shall pay for the Goods (books) specified in the Seller's price list in accordance with the present Contract.
1.2. The transfer of the Goods shall be effected on the basis of the Buyer's oral or written request. The amount and assortment of the Goods are indicated in waybills enclosed with every consignment of the Goods.

                             2. PRICE OF THE GOODS

2.1. The price of the Goods is fixed in Russian rubles and determined by the Seller's price list.
2.2. The price for the Goods is specified in invoices and waybills enclosed with every consignment.
2.3. The price of the Goods includes the cost of the Goods and packing.

                    3. RIGHTS AND OBLIGATIONS OF THE PARTIES


3.1. The Seller shall:
       3.1.1. Provide the Buyer with the Goods of proper quality conforming to certificates, other technical documents and sanitary norms and regulations if the Goods in question are available at the Seller's warehouse against an order placed by the Buyer within 24 hours from the moment the order is received.
       3.1.2. Replace substandard goods within 90 (ninety) days of the moment the Buyer receives waybills.
          Goods are considered to be substandard if they bear apparent or latent defects or have been rejected by third parties due to defects that emerged through the Seller's fault which were not mentioned at the transfer of the Goods or if their content does not meet the requirements of the current legislation.
       3.1.3. If the Goods are not available at the Seller's warehouse, inform the Buyer of a possible delivery date within 24 hours.
       3.1.4. Draw up shipping documents.
       3.1.5. Extend the quality guarantee for the Goods in the framework of the manufacturer's guarantees.
       3.1.6. Every day notify the Buyer by e-mail of the availability of the Goods at the Seller's warehouse according to the Seller's price list.
3.2. The Buyer shall:
       3.2.1. Transport the Goods from the Seller's warehouse in Moscow at own expense.
       3.2.2. During the transfer of the Goods, check their quantity and assortment, draw up the appropriate documents, notify the Seller of any defects detected during the transfer. The Buyer has the right to reject the Goods if they do not conform to the requested assortment or quantity.


                   4. PRICE OF THE GOODS AND TERMS OF PAYMENT

4.1. The price of a consignment of the Goods is fixed in rubles and equals the number of units of certain Goods multiplied by their price fixed according to item 2.1.
4.2. The payment date is the date when the funds enter into the Seller's settlement account.
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4.3. The Buyer makes 100% advance payment for the Goods by bank transfer to the
    Seller's settlement account according to the request and the invoice; the rest of the sum is transferred within - days of the date the Goods are received.
4.4. The parties can agree to pay cash in accordance with the RF legislation.

                          5. LIABILITY OF THE PARTIES

5.1. If any of the parties does not observe any provision hereof, the disputes shall be settled by means of negotiations. If the parties fail to come to an agreement, the matter is to be submitted for settlement to the Moscow Arbitration Court Chamber.

                 6. TERM OF VALIDITY AND TERMINATION PROCEDURE

6.1. The Contract takes effect from upon being signed by the parties' authorized representatives.
6.2. The validity term of the present Contract is one calendar year. Upon its expiration the Contract term is automatically extended for every subsequent term unless either of the parties has notified the other in writing before the expiration date of the Contract cancellation or revision.
6.3. The present Contract may be cancelled according to the will of either of the parties upon written notification to the other party not later than a month before the Contract cancellation moment.

                                7. FORCE-MAJEURE

7.1. In the occurrence of circumstances of force-majeure caused directly or indirectly by such factors as flood, fire, earthquake, epidemics, hostilities, military upheaval, terrorist acts, civil disturbances, strikes, instructions, orders or other administrative interference on behalf of the government or other resolutions, administrative or governmental restrictions affecting the execution of the obligations hereof, or other circumstances beyond the parties' reasonable control, the time of the fulfillment of the Contract obligations is extended for the period during which such circumstances last, if they have a considerable effect on a timely execution of the whole Contract or a part of it which is subject to execution after the occurrence of force-majeure. Both parties should immediately notify each other in writing of the beginning and cessation of the force-majeure circumstances which hamper the execution of the Contract obligations. The party referring to the force-majeure circumstances is obliged to prove this by a document issued by a relevant state authority.

                         8. OTHER TERMS AND CONDITIONS

8.1. The Contract may be altered or amended by the parties' written agreement signed by the parties' authorized representatives.
8.2. The parties agree to keep the Contract conditions and any information concerning the other party's activities connected with the present Contract strictly confidential and not to make any public statements regarding these conditions without a written consent of the other party.
8.3. The present Contract along with the Annexes shall substitute for any prior arrangements, regulations, written and oral agreements relating to the subject hereof.
8.4. Within two working days of the date of signing hereof, the parties instruct their employees (one person from each party) in charge of organizing technical interaction to exchange data between the information systems of the Buyer and the Seller.
8.5. Within a fortnight of the date of the signing hereof the Party's working groups under the direction of the employees in charge agree upon all details of the technical interaction to exchange information concerning the Goods and draw up a Protocol of information exchange and update procedure which is ratified by the parties' authorized representatives being an integral part hereof.
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                  9. ADDRESSES AND PARTICULARS OF THE PARTIES


THE SELLER                                                     THE BUYER
Full name of the organization:                                 Full name of the organization:
LLC<<Publishing House INFRA-M>>                                Close Joint-Stock Company<<OXIRIS>>
Legal address: 107, Dmitrovskoye Shosse,                       Legal address: 12 Nauchnyi Proezd,
127214 Moscow                                                  117802 Moscow
Phone: (095) 485-7077                                          Phone: (095) 334-4411
Fax: (095) 485-5318                                            Fax: (095) 937-5060
Name of the bank: Moscow Bank of the                           Name of the bank: Joint-Stock Commercial
Savings Bank of the RF, Timiryazevskoye                        Bank <<Evrozapsibbank>>
Department # 6824                                              Settlement account: 40702810700030000049
Settlement account: 40702810938130101168                       BIC: 044585726
BIC: 044525342                                                 Correspondent
Correspondent account:                                         account:30101810000000000726
30101810600000000342                                           TIN: 7706200205
TIN: 7713021084                                                OKONH: 71100, 71200
OKONH 87100                                                    OKPO: 51260913
OKPO 11633323                                                  Director General of Close Joint-Stock
Director General of LLC<<Publishing House                      Company<<OXIRIS>>
INFRA-M>>                                                      Signature
Signature                                                      Dolgov V.A.
Ilyukhin V.E.                                                  Seal
Seal


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            PROTOCOL TO CONTRACT #______OF <<____>>_____________2000

               TECHNICAL SPECIFICATION OF THE PROVIDED INFORMATION

1. Format of the provided data (database type): DBASE
2. Format of the transferred information update: DBASE
3. Method of information update transfer: through e-mail
4. General information about the goods:
        4.1.  [ ] Title of the product in Russian
        4.2.  [ ] Title of the product in English
        4.3.  [X] Author's (authors') name (-s) in Russian
        4.4.  [ ] Author's (authors') name (-s) in English
        4.5.  [X] Language of the original
        4.6.  [ ] Author of the translation
        4.7.  [X] Year of issue
        4.8.  [X] Publishing house, city
        4.9.  [X] Number of pages
        4.10. [X] Type of cover
        4.11. [ ] BBK
        4.12. [ ] UDK
        4.13. [X] ISBN
        4.14. [X] Overall dimensions
        4.15. [X] Weight
        4.16. [ ] Annotation
5. Commercial information about the goods:
        5.1.  [X] Price of the goods
        5.2.  [X] Availability at the warehouse




THE SELLER                                          THE BUYER
Commercial Director                                 Dolgov V.A.
LLC<<Publishing House INFRA-M>>                     Signature
Ilyukhin V.E.                                       Seal
Signature
Seal